UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 31, 2007

GALAXY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	1-32682 (Commission File Number)	98-0347827 (IRS Employer Identification No.)

1331 – 17th Street, Suite 1050, Denver, Colorado 80202
 (Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code (303) 293-2300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Galaxy Energy Corporation entered into an October 2007 Amendment and Agreement as to 2005 Subordinated Notes (the “Amendment and Agreement”) with the holders of subordinated notes originally issued on March 1, 2005 (the “Notes”).  The Amendment and Agreement extended the maturity date of the Notes to the earlier of February 29, 2008 and the date as all amounts due thereunder have been fully paid.  Payment of the Notes is subordinated to senior notes issued May 31, 2005, whose aggregate outstanding principal balance at October 31, 2007 was $12,500,000.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document

10.1	October 2007 Amendment and Agreement as to 2005 Subordinated Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY ENERGY CORPORATION
November 6, 2007	By: /s/ Christopher S. Hardesty
Christopher S. Hardesty Chief Financial Officer

EXHIBIT INDEX

Regulation S-K Number	Document

10.1	October 2007 Amendment and Agreement as to 2005 Subordinated Notes